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                                  Growth and
                                    Income

LINCOLN NATIONAL
GROWTH AND INCOME FUND, INC.


DESCRIPTION OF THE FUND

The Growth and Income Fund (fund) was incorporated in Maryland in 1981. It is an open-end diversified management investment company whose objective is long-term capital appreciation. The fund pursues its objective by investing in a portfolio of common stock and securities convertible into common stock. The fund's objective and policies are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. See General information in the Appendix. There is no assurance that the objective of the fund will be achieved.

This fund invests in common stocks of established companies with the objective of maximizing long-term capital appreciation, while giving some emphasis to income. The primary risk is that associated with common stock investing is that the shares will fluctuate in value with the common stock market. Because the policy of this fund is to emphasize investment in established companies, it is expected that the volatility will be in line with the broad stock market indices such as the Standard & Poor's 500 Index (S&P 500). See Investment policies and techniques.

The fund's tax and accounting year end is November 30. For consistency in reporting results to shareholders, and for consistency in reporting among all funds, the fiscal year end for the fund is December 31.

PORTFOLIO MANAGER
The primary portfolio manager for the fund is T. Scott Wittman, President, Vantage Global Advisors, Inc., the sub-advisor to the fund. Vantage is a wholly owned subsidiary of Lincoln National Corp., a publicly held insurance holding company organized under Indiana law. Wittman, a Chartered Financial Analyst, has managed the fund since October, 1993. He has been with Vantage since February, 1991; previously he was a managing director at TSA Capital Management. Wittman specializes in quantitative investment analysis.

Effective October 1, 1997, Cozey W. Baker, Jr., is no longer managing the short-term investment segment of the fund.

Jil Schoeff Lindholm, Short-Term Investment Manager for Lincoln Investment, the advisor of the fund is assuming responsibility for the short-term investments segment of the fund's portfolio on October 1, 1997. She has been a Short-Term Investment Manager with Lincoln Investment since February 1995. She was a GIC Sales Executive for Lincoln Life from March, 1992 through February, 1995. Ms. Lindholm holds a Master's Degree in business administration from Indiana University.

INVESTMENT POLICIES AND TECHNIQUES

The fund will invest in a portfolio of common stock and securities convertible into common stock. The advisor believes that, in seeking to attain capital appreciation, it is important to attempt to minimize losses.

When conditions dictate a defensive strategy or until the proceeds from the sale of the fund's shares have been invested or when cash is otherwise available, the fund may invest in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its instrumentalities, or its agencies. When cash is available only for a few days, it may be invested by the fund in repurchase agreements, as indicated below, until it may otherwise be invested or used for payment of obligations of the fund.

FOREIGN INVESTMENTS
Currently, this fund is not authorized for investment in foreign securities.

PORTFOLIO TURNOVER
The fund does not expect its portfolio turnover rate to exceed 100%. (A rate of portfolio turnover of 100% would occur if all of the fund's portfolio were replaced in a period of one year.) To the extent that the fund engages in short-term trading in attempting to achieve its objectives, it may increase the turnover rate and incur larger brokerage commissions and other expenses than might otherwise be the case. During 1996 the fund's portfolio turnover was 46.70% and in 1995 it was 51.76%.

INVESTMENT RESTRICTIONS

The investment restrictions have been adopted by the fund as fundamental policies. See General information in the Appendix. For purposes of the following restrictions: (1) all percentage limitations apply

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                                   Growth and
                                     Income
immediately after the making of an investment; and (2) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

The fund may not:

1. Invest in the securities of a single issuer, unless the following conditions are met: At least 75% of the value of the fund's total assets must be represented by: (a) U.S. Government obligations, cash and cash items, (b) securities of other investment companies, and (c) securities of issuers as to each of which, at the time the investment was made, the fund's investment in the issuer did not exceed 5% of the fund's total assets. The fund does not anticipate that any more than 15% of the fund's total assets would be invested in the securities of a single issuer at any time, other than those of the U.S. Government, its agencies and instrumentalities;

2. Borrow money, except for temporary or emergency purposes and not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amounts borrowed); and/or

3. Invest more than 5% of its total assets in securities of issuers which (together with predecessors) have been in operation for less than three years. This restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

4. Hold more than 10% of the outstanding voting securities of any one issuer.

Additional investment restrictions can be found in the SAI.

STRATEGIC PORTFOLIO TRANSACTIONS

The portfolio manager for the fund has considerable discretion in the selection of appropriate fund investments. In the exercise of that discretion, the portfolio manager may, at any given time, invest a portion of the fund's assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.

For your convenience, in the Appendix, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the SAI booklet for the 11 funds contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.

THE GROWTH AND INCOME FUND IS AUTHORIZED:
a) for derivative transactions, to: sell put and covered options and buy put options for stock and stock indices and buy and sell options to close out positions previously entered into; buy and sell financial futures contracts; and put and call options on those contracts. (For certain limited purposes, the fund may also buy financial futures contracts on an unleveraged basis and not as an anticipatory hedge. See the SAI.)

The fund will not invest in futures contracts and options thereon if immediately thereafter the amount committed to margins plus the amount paid for option premiums exceeds 5% of the fund's total assets. In addition, the fund will not hedge more than one-third of its net assets. (The aggregate cost of premiums for all outstanding options shall not exceed 30% of the fund's total assets, although the ultimate loss to the fund from options could be substantially greater than 30%.) The fund will only write and purchase options in standard contracts which may be quoted on NASDAQ or traded on the national securities exchanges.

b) for cash enhancement transactions, to: lend portfolio securities, if such loans of securities do not exceed one-third of the fund's total assets at any one time, and engage in repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable.

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